Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

FOURTH QUARTER 2023 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, February 13, 2024 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and year ended December 31, 2023.

Highlights of 2023's Fourth Quarter

•
Continued weak natural gas prices weighed heavily on the fourth quarter results.
•
Natural gas and oil sales, including realized hedging gains, were $354 million.
•
Adjusted EBITDAX for the quarter was $244 million.
•
Operating cash flow was $207 million or $0.75 per share.
•
Solid results from the Haynesville shale drilling program with 22 (16.5 net) operated wells turned to sales since the Company's last update with an average initial production rate of 24 MMcf per day.
•
Added 23,000 net acres in the Western Haynesville, increasing our acreage in the play to over 250,000 net acres.
•
Latest Western Haynesville successful well is currently producing at a rate of 31 MMcf per day.

Financial Results for the Three Months Ended December 31, 2023

Comstock's natural gas and oil sales in the fourth quarter of 2023 totaled $353.5 million (including realized hedging gains of $4.1 million). Operating cash flow (excluding changes in working capital) generated in the fourth quarter of 2023 was $206.9 million, and net income available to common stockholders for the fourth quarter was $108.4 million or $0.39 per share. Net income in the quarter included a pre-tax $107.3 million unrealized gain on hedging contracts held for natural gas price risk management. Excluding this item, adjusted net income for the fourth quarter of 2023 was $27.9 million, or $0.10 per share.

Comstock's production cost per Mcfe in the fourth quarter averaged $0.81 per Mcfe, which was comprised of $0.33 for gathering and transportation costs, $0.23 for lease operating costs, $0.23 for production and other taxes and $0.02 for cash general and administrative expenses. Comstock's unhedged operating margin was 67% in the fourth quarter of 2023 and 68% after hedging.

Financial Results for the Year Ended December 31, 2023

Natural gas and oil sales for the year ended December 31, 2023 totaled $1.3 billion (including realized hedging gains of $80.3 million). Operating cash flow (excluding changes in working capital) generated during the year was $774.5 million, and net income available to common stockholders was $211.9 million or $0.76 per share. Adjusted net income excluding unrealized gain on hedging contracts for the year ended December 31, 2023 was $132.7 million or $0.47 per share.

Comstock's production cost per Mcfe during the year ended December 31, 2023 averaged $0.83 per Mcfe, which was comprised of $0.35 for gathering and transportation costs, $0.25 for lease operating costs, $0.18 for production and other taxes and $0.05 for cash general and administrative expenses. Comstock's unhedged operating margin was 65% during 2023 and 68% after hedging.

2023 Drilling Results

Comstock drilled 67 (55.5 net) operated horizontal Haynesville/Bossier shale wells in 2023, which had an average lateral length of 10,796 feet. Comstock also turned 74 (55.7 net) operated wells to sales in 2023, which had an average initial production rate of 25 MMcf per day.

Since its last operational update in November, Comstock has turned an additional 22 (16.5 net) operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 24 MMcf per day. The completed lateral length of these wells averaged 11,966 feet. Included in the wells turned to sales since the last operational update was the eighth successful Western Haynesville well – the Neyland MMM #1, which was drilled to a total vertical depth of 16,752 feet with a 10,438 foot completed lateral. The well is currently producing 31 MMcf per day and has not reached its maximum initial production rate.

2023 Proved Oil and Gas Reserves

Comstock also announced that proved natural gas and oil reserves as of December 31, 2023 were estimated at 4.9 trillion cubic feet equivalent ("Tcfe") as compared to 6.7 Tcfe as of December 31, 2022. The reserve estimates were determined under SEC guidelines and were audited by the Company's independent reserve engineering firm. The 4.9 Tcfe of proved reserves at December 31, 2023 were substantially all natural gas, 56% developed and 98% operated by Comstock. The decrease is the result of lower natural gas prices used in the determination. The present value, using a 10% discount rate, of the future net cash flows before income taxes of the proved reserves (the "PV-10 Value"), was approximately $2.5 billion using the Company's average first of month 2023 prices of $2.39 per thousand cubic feet of natural gas and $72.63 per barrel of oil. The natural gas and oil prices used in determining the December 31, 2023 proved reserve estimates were 56% lower for natural gas and 14% lower for oil as compared to prices used at December 31, 2022. Comstock's proved reserves would have been 6.6 Tcfe with a PV-10 Value of $5.2 billion using NYMEX reference prices of $3.50 per Mcf for natural gas and $75.00 per barrel of oil less the Company's differentials.

The following table reflects the changes in the SEC proved reserve estimates since the end of 2022:

Total (Bcfe)
Proved Reserves:
Proved Reserves at December 31, 2022	6,700.9
Production	(524.9)
Extensions and discoveries	571.4
Revisions	(1,803.9)
Proved Reserves at December 31, 2023	4,943.5

Despite the lower prices used in determining proved reserves, Comstock replaced 109% of its 2023 production excluding revisions, which were related to the lower prices used in the determination.

2024 Budget

In response to weak natural gas prices, Comstock plans to suspend its quarterly dividend until natural gas prices improve. In addition, the Company plans to reduce the number of operating drilling rigs it is running from seven to five. Two of the five drilling rigs will continue to be deployed in the Company's Western Haynesville play. As a result, Comstock plans to spend approximately $750 million to $850 million in 2024 on its development and exploration projects to drill 46 (35.9 net) operated horizontal wells and to turn 44 (38.2 net) operated wells to sales in 2024. Comstock expects to spend $125 million to $150 million on its Western Haynesville midstream system, which will be funded by its midstream partnership.

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on February 14, 2024, to discuss the fourth quarter 2024 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at:

https://register.vevent.com/register/BI9aed23e8af74454f89bd226e82af31c9

Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/jx7owzgq.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on February 14, 2024. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/jx7owzgq.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenues:
Natural gas sales	$348,385	$740,320	$1,259,450	$3,117,094
Oil sales	1,050	1,273	5,161	7,597
Total natural gas and oil sales	349,435	741,593	1,264,611	3,124,691
Gas services	61,148	180,791	300,498	503,366
Total revenues	410,583	922,384	1,565,109	3,628,057
Operating expenses:
Production and ad valorem taxes	31,912	17,837	91,803	77,917
Gathering and transportation	46,925	41,882	184,906	155,679
Lease operating	31,678	31,261	132,203	111,134
Exploration	—	4,924	1,775	8,287
Depreciation, depletion and amortization	185,558	134,456	607,908	489,450
Gas services	57,733	159,773	282,050	465,044
General and administrative	6,000	11,954	37,992	39,405
Gain on sale of assets	—	(319)	(125)	(340)
Total operating expenses	359,806	401,768	1,338,512	1,346,576
Operating income	50,777	520,616	226,597	2,281,481
Other income (expenses):
Gain (loss) from derivative financial instruments	111,449	119,132	187,639	(662,522)
Other income	304	410	1,771	916
Interest expense	(47,936)	(38,888)	(169,018)	(171,092)
Loss on early retirement of debt	—	—	—	(46,840)
Total other income (expenses)	63,817	80,654	20,392	(879,538)
Income before income taxes	114,594	601,270	246,989	1,401,943
Provision for income taxes	(6,217)	(81,451)	(35,095)	(261,061)
Net income	108,377	519,819	211,894	1,140,882
Preferred stock dividends	—	(2,925)	—	(16,014)
Net income available to common stockholders	108,377	516,894	211,894	1,124,868
Net income attributable to noncontrolling interest	(777)	—	(777)	—
Net income attributable to Comstock	$107,600	$516,894	$211,117	$1,124,868

Net income per share:
Basic	$0.39	$2.08	$0.76	$4.75
Diluted	$0.39	$1.87	$0.76	$4.11
Weighted average shares outstanding:
Basic	276,999	247,543	276,806	236,045
Diluted	276,999	277,032	276,806	277,465
Dividends per share	$0.125	$0.125	$0.50	$0.125

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Natural gas production (MMcf)	140,565	132,858	524,467	500,616
Oil production (Mbbls)	13	16	70	82
Total production (MMcfe)	140,649	132,955	524,890	501,107

Natural gas sales	$348,385	$740,320	$1,259,450	$3,117,094
Natural gas hedging settlements (1)	4,107	(183,677)	80,328	(862,715)
Total natural gas including hedging	352,492	556,643	1,339,778	2,254,379
Oil sales	1,050	1,273	5,161	7,597
Total natural gas and oil sales including hedging	$353,542	$557,916	$1,344,939	$2,261,976

Average natural gas price (per Mcf)	$2.48	$5.57	$2.40	$6.23
Average natural gas price including hedging (per Mcf)	$2.51	$4.19	$2.55	$4.50
Average oil price (per barrel)	$80.77	$79.56	$73.73	$92.65
Average price (per Mcfe)	$2.48	$5.58	$2.41	$6.24
Average price including hedging (per Mcfe)	$2.51	$4.20	$2.56	$4.51

Production and ad valorem taxes	$31,912	$17,837	$91,803	$77,917
Gathering and transportation	46,925	41,882	184,906	155,679
Lease operating	31,678	31,261	132,203	111,134
Cash general and administrative (2)	3,141	10,262	28,125	32,795
Total production costs	$113,656	$101,242	$437,037	$377,525

Production and ad valorem taxes (per Mcfe)	$0.23	$0.12	$0.18	$0.16
Gathering and transportation (per Mcfe)	0.33	0.32	0.35	0.31
Lease operating (per Mcfe)	0.23	0.24	0.25	0.22
Cash general and administrative (per Mcfe)	0.02	0.08	0.05	0.07
Total production costs (per Mcfe)	$0.81	$0.76	$0.83	$0.76

Unhedged operating margin	67%	86%	65%	88%
Hedged operating margin	68%	82%	68%	83%

Gas services revenues	$61,148	$180,791	$300,498	$503,366
Gas services expenses	57,733	159,773	282,050	465,044
Gas services margin	$3,415	$21,018	$18,448	$38,322

Natural Gas and Oil Capital Expenditures:
Proved property acquisitions	$—	$295	$—	$500
Unproved property acquisitions	21,907	16,724	98,553	54,120
Total natural gas and oil properties acquisitions	$21,907	$17,019	$98,553	$54,620
Exploration and Development:
Development leasehold	$8,818	$5,429	$27,905	$13,727
Exploratory drilling and completion	65,079	14,517	244,129	63,520
Development drilling and completion	233,856	281,653	974,664	901,026
Other development costs	6,262	1,193	25,130	53,693
Total exploration and development capital expenditures	$314,015	$302,792	$1,271,828	$1,031,966

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
ADJUSTED NET INCOME:
Net income available to common stockholders	$108,377	$516,894	$211,894	$1,124,868
Unrealized gain from derivative financial instruments	(107,342)	(302,809)	(107,311)	(200,193)
Loss on early retirement of debt	—	—	—	46,840
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	—	—	—	4,174
Exploration expense	—	4,924	1,775	8,287
Gain on sale of assets	—	(319)	(125)	(340)
Adjustment to income taxes	26,868	68,970	26,450	39,011
Adjusted net income (1)	$27,903	$287,660	$132,683	$1,022,647

Adjusted net income per share (2)	$0.10	$1.05	$0.47	$3.73
Diluted shares outstanding	276,999	277,032	276,806	277,464

ADJUSTED EBITDAX:
Net income	$108,377	$519,819	$211,894	$1,140,882
Interest expense	47,936	38,888	169,018	171,092
Income taxes	6,217	81,451	35,095	261,061
Depreciation, depletion, and amortization	185,558	134,456	607,908	489,450
Exploration	—	4,924	1,775	8,287
Unrealized gain from derivative financial instruments	(107,342)	(302,809)	(107,311)	(200,193)
Stock-based compensation	2,861	1,692	9,867	6,610
Loss on early extinguishment of debt	—	—	—	46,840
Gain on sale of assets	—	(319)	(125)	(340)
Total Adjusted EBITDAX (3)	$243,607	$478,102	$928,121	$1,923,689

(1)
Adjusted net income is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)
Adjusted net income per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
OPERATING CASH FLOW (1):
Net income	$108,377	$519,819	$211,894	$1,140,882
Reconciling items:
Unrealized gain from derivative financial instruments	(107,342)	(302,809)	(107,311)	(200,193)
Deferred income taxes	15,423	79,928	44,301	228,317
Depreciation, depletion and amortization	185,558	134,456	607,908	489,450
Loss on early retirement of debt	—	—	—	46,840
Amortization of debt discount and issuance costs	1,984	1,713	7,964	10,255
Stock-based compensation	2,861	1,692	9,867	6,610
Gain on sale of assets	—	(319)	(125)	(340)
Operating cash flow	$206,861	$434,480	$774,498	$1,721,821
(Increase) decrease in accounts receivable	(16,626)	117,211	278,697	(242,389)
(Increase) decrease in other current assets	1,369	(10,655)	745	(10,296)
Increase (decrease) in accounts payable and other accrued expenses	36,603	(72,704)	(37,094)	229,252
Net cash provided by operating activities	$228,207	$468,332	$1,016,846	$1,698,388

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
FREE CASH FLOW (2):
Operating cash flow	$206,861	$434,480	$774,498	$1,721,821
Less:
Exploration and development capital expenditures	(314,015)	(302,792)	(1,271,828)	(1,031,966)
Midstream capital expenditures	(14,098)	—	(35,694)	—
Other capital expenditures	(11)	(147)	(491)	(803)
Preferred stock dividends	—	(2,925)	—	(16,014)
Contributions from midstream partnership	24,000	—	24,000	—
Free cash flow (deficit) from operations	$(97,263)	$128,616	$(509,515)	$673,038
Acquisitions	(21,907)	(18,044)	(98,553)	(72,593)
Proceeds from divestitures	—	4,093	41,295	4,186
Free cash flow (deficit) after acquisition and divestiture activity	$(119,170)	$114,665	$(566,773)	$604,631

(1)
Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)
Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, midstream and other capital expenditures, preferred dividend payments, proved and unproved property acquisitions, and proceeds from divestitures of natural gas and oil properties.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$16,669	$54,652
Accounts receivable	231,430	510,127
Derivative financial instruments	126,775	23,884
Other current assets	86,619	56,324
Total current assets	461,493	644,987
Property and equipment, net	5,384,771	4,622,655
Goodwill	335,897	335,897
Operating lease right-of-use assets	71,462	90,716
	$6,253,623	$5,694,255

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$523,260	$530,195
Accrued costs	134,466	183,111
Operating leases	23,765	38,411
Derivative financial instruments	—	4,420
Total current liabilities	681,491	756,137
Long-term debt	2,640,391	2,152,571
Deferred income taxes	470,035	425,734
Derivative financial instruments	—	—
Long-term operating leases	47,742	52,385
Asset retirement obligation	30,773	29,114
Total liabilities	3,870,432	3,415,941
Stockholders' Equity:
Common stock	139,214	138,759
Additional paid-in capital	1,260,930	1,253,417
Accumulated earnings	958,270	886,138
Total stockholders' equity attributable to Comstock	2,358,414	2,278,314
Noncontrolling interest	24,777	—
Total stockholders' equity	2,383,191	2,278,314
	$6,253,623	$5,694,255